Exhibit 99.1

LAZYDAYS HOLDINGS, INC. ANNOUNCES EFFECTIVENESS AND REAFFIRMATION OF THE TERMS PREVIOUSLY ANNOUNCED FOR RIGHTS OFFERING TO STOCKHOLDERS

TAMPA, Fla., Oct. 23, 2023 /PRNewswire/ -- Lazydays Holdings, Inc. (Nasdaq: LAZY) (the “Company” or “Lazydays”) announced today that its registration statement, concerning its previously announced rights offering to stockholders, was made effective by the Securities and Exchange Commission (“SEC”) on October 23, 2023.

As previously announced, under the terms of the rights offering, the Company will distribute, at no charge, to the holders (the “Holders”) of its common stock, par value $0.0001 per share (the “Common Stock”), the Company’s pre-funded warrants (the “Warrants”) and the Company’s series A convertible preferred stock (the “Series A Preferred Stock”) as of 5:00 p.m., Eastern Time, on October 23, 2023, one non-transferable right (the “Rights”) for every share of Common Stock owned or issuable upon exercise or conversion of Warrants and Series A Preferred Stock owned as of October 23, 2023 (the “Record Date”), entitling the Holder to purchase 0.770 of a share of our Common Stock at the cash subscription price equal to $6.399 per whole share of Common Stock (the “Subscription Price”).

Each Right consists of a basic subscription right (the “Basic Subscription Right”) and an over-subscription right (the “Over-Subscription Right”), which entitles a stockholder who exercises all of its Basic Subscription Rights in full, and if other Holders do not, to be entitled to an Over-Subscription Right to purchase a portion of the unsubscribed  shares at the Subscription Price, subject to the availability and pro rata allocation of Common Stock among persons exercising this Over-Subscription Right. If an insufficient number of shares is available to fully satisfy the Over-Subscription Right requests, the available shares of Common Stock will be allocated pro rata, after eliminating all fractional shares of Common Stock, among Rights Holders who exercised their Over-Subscription Right based on the number of shares of Common Stock each Rights holder subscribed for under the Basic Subscription Right. The Subscription Agent will return any excess payments, without interest or deduction, promptly after the expiration of the Rights Offering.

Assuming the rights offering is fully subscribed, the Company currently estimates that the total purchase price of the shares offered in the rights offering, representing the aggregate net proceeds received by the Company, will be approximately $99.6 million. In addition, the Company expects to issue in connection with the rights offering, in the aggregate, a maximum of 15,627,441 shares of the Company’s Common Stock. As further described in the amended Form S-1 filing, the Company expects that the net proceeds of the offering will be used for the Company’s growth initiatives including acquisitions and new business development activities and general corporate purposes, which may include repaying or refinancing the Company’s existing or future debt facilities.

The Company expects that Broadridge Corporate Issuer Solutions, LLC, the subscription and information agent for the Rights Offering, will mail rights certificates and a copy of the prospectus for the Rights Offering to Holders of record of Common Stock as of the Record Date beginning on or about October 23, 2023. Holders of shares of Common Stock held in “street name” through a brokerage account, bank or other nominee will not receive physical rights certificates and must instruct their broker, bank or other nominee whether to exercise subscription rights on their behalf.

The subscription period will expire at 5:00 p.m., Eastern Time, on November 14, 2023. However, the Company may extend the period for exercising the Rights. Rights which are not exercised by the expiration date of the Rights Offering will expire and will have no value.

The shares of Common Stock to be issued upon exercise of the Rights will be listed for trading on the Nasdaq under the symbol “LAZY.” The Rights are non-transferable and the Company will not be listing the Rights on Nasdaq or any other national securities exchange.

Christopher S. Shackelton, Chairman of our Board of Directors (“Board”) and a Managing Partner of Coliseum Capital Management, LLC (‘‘Coliseum’’), clients of which are the beneficial owners of approximately 56.2% of our Common Stock prior to this Rights Offering, has indicated that Coliseum’s clients currently intend to participate in the Rights Offering and subscribe for at least the full amount of their basic subscription rights, but have not made any formal binding commitment to participate and have no obligation to participate in the Rights Offering.

Neither the Company, the special independent committee nor its Board has made or will make any recommendation to Holders regarding the exercise of Rights. Holders should make an independent investment decision about whether or not to exercise their Rights based on their own assessment of the Company’s business and the Rights Offering.

The Company reserves the right to modify, extend, postpone or cancel the rights offering at any time prior to the settlement of the sale of the shares in the rights offering.

The Rights Offering is being made pursuant to the Company’s registration statement on Form S-1 (File No. 333-274489), which was declared effective by the Securities and Exchange Commission (the “SEC”) on October 23, 2023. A final prospectus describing the terms of the rights offering has been or will be filed with the SEC on October 23, 2023 and will be available on the SEC’s website located at http://www.sec.gov.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the Rights, Common Stock or any other securities, nor will there be any sale of the Rights, Common Stock or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. This document is not an offering, which can only be made by the prospectus, which contains information about the Company and the rights offering, and should be read carefully before investing.

Questions about the Rights Offering or requests for a copy of the prospectus related to the Rights Offering may be directed to the Information Agent, Broadridge Corporate Issuer Solutions, Inc., at 888-789-8409 or via email at shareholder@broadridge.com.

About Lazydays

Lazydays has been a prominent player in the RV industry since its inception in 1976, earning a stellar reputation for delivering exceptional RV sales, service, and ownership experiences. Its commitment to excellence has led to enduring relationships with RVers and their families, who rely on Lazydays for all their RV needs. With a strategic approach to rapid expansion, Lazydays is growing its network through both acquisitions and new builds. Its wide selection of RV brands from top manufacturers, state-of-the-art service facilities, and an extensive range of accessories and parts ensure that Lazydays is the go-to destination for RV enthusiasts seeking everything they need for their journeys on the road. Whether you are a seasoned RVer or just starting your adventure, Lazydays’ dedicated team is here to provide outstanding support and guidance, making your RV lifestyle truly extraordinary. Lazydays is a publicly listed company on the Nasdaq stock exchange under the ticker “LAZY.”

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding its goals, plans, projections and guidance regarding its financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “project,” “outlook,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “may,” “seek,” “would,” “should,” “likely,” “goal,” “strategy,” “future,” “maintain,” “continue,” “remain,” “target” or “will” and similar references to future periods. Examples of forward-looking statements in this press release include, among others, statements regarding future aspects of the proposed rights offering.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance, and its actual results of operations, financial condition and liquidity and development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements in this press release. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation, future economic and financial conditions (both nationally and locally); changes in customer demand; the Company’s relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers; risks associated with the Company’s indebtedness (including available borrowing capacity, compliance with financial covenants and ability to refinance or repay indebtedness on favorable terms); acts of God or other incidents which may adversely impact the Company’s operations and financial performance; government regulations; legislation; and the factors discussed in “Part I, Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, in the registration statement on Form S-1 (File No. 333-274489), which was declared effective by the Securities and Exchange Commission (the “SEC”) on October 23, 2023 and from time to time in the Company’s other filings with the SEC.

News Contact:
+1 (813) 204-4099
investors@lazydays.com